Exhibit 10.39

Guaranty Contract of Maximum Amount of RMB 33,000,000, with a term from January 6, 2011 to January 6,2012, between Changzhou City Wujin Best Electronic Cables Co., Ltd., and Pudong Development Bank Changzhou Branch, guaranteed by Changzhou Chuanghua Packaging Co., Ltd.